Exhibit 99.8

Execution Copy

FORM OF WARRANT

[THE FOLLOWING PARAGRAPH SHALL APPEAR ON THE FACE OF EACH RESTRICTED WARRANT:]

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE SECURITIES (OR THEIR PREDECESSORS) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT, AND THE SECURITIES EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THE SECURITIES EVIDENCED HEREBY AGREES FOR THE BENEFIT OF VIROPHARMA INCORPORATED (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (A) (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (2) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a) (1), (2), (3) OR (7) OF THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”)) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE COMPANY A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE COMPANY) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (3) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (B) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

IN CONNECTION WITH ANY TRANSFER OF THE SECURITIES REPRESENTED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF SUCH SECURITIES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE COMPANY. ADDITIONALLY THE PROPOSED TRANSFEREE MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

VIROPHARMA INCORPORATED

WARRANT TO PURCHASE COMMON STOCK

(VOID AFTER OCTOBER 18, 2005)

Warrant No.: [ ]	Number of Shares: [ ]
CUSIP No.: [ ]	(subject to adjustment)

Date of Issuance: October 18, 2004

ViroPharma Incorporated, a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,                         , the registered holder hereof or its permitted assigns is entitled, subject to the terms and conditions set forth below, to purchase from the Company upon surrender of this Warrant (as defined below), at any time on or after the date next succeeding the Stockholder Rejection Date (as defined below), but not after 5:00 p.m., Eastern Standard Time, on the Expiration Date (as defined below),                          fully paid nonassessable shares of Common Stock (as defined below) of the Company at the Exercise Price per share provided in Section 1(c) of this Warrant, subject to adjustment as provided below. Capitalized terms used herein but not defined shall have the same meanings assigned to them in the Securities Purchase Agreement by and among the Company and the parties listed on the Schedule of Buyers attached thereto as Exhibit A (the “Buyers”), dated as of October 18, 2004 (as such agreement may be amended, supplemented and modified from time to time as provided in such agreement, the “Securities Purchase Agreement”).

This Warrant (as defined below) is one of a series of Warrants issued in connection with the transactions described in the Securities Purchase Agreement and the Initial Registration Rights Agreement among the Company and the Buyers, dated as of October 18, 2004 (as such agreement may be amended, supplemented and modified from time to time as provided in such agreement, the “Registration Rights Agreement”). The Warrant Shares (as defined below) issued upon exercise of this Warrant and the holder hereof and thereof shall be entitled to all of the rights and privileges set forth in the Registration Rights Agreement.

Section 1. Definitions. The following terms as used in this Warrant shall have the following meanings:

(a) “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which the banking institutions in The City of New York, Philadelphia, Pennsylvania, are authorized or obligated by law or executive order to close or be closed.

(b) “Common Stock” means (i) the common stock, $0.002 par value per share, of the Company, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

(c) “Closing Price” with respect to a share of Common Stock on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the Nasdaq National Market or, if the Common Stock is not listed or admitted to trading on the Nasdaq National Market, on the principal national security exchange or quotation system on which the Common Stock is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of the Common Stock on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service.

(d) “Effective Exchange Time” means the time at which the Company’s 10% Senior Secured Bridge Notes are deemed to have been automatically exchanged for the Company’s 6% Convertible Senior Secured Notes due 2009 pursuant to Article 15 of the Bridge Notes Indenture.

(e) “Exercise Price” shall be equal to $0.01, subject to further adjustment as hereinafter provided.

(f) “Expiration Date” means October 18, 2005 or, if such date does not fall on a Business Day or on a Trading Day, then the next Business Day.

(g) “Extraordinary Transaction” has the meaning provided in Section 10 hereof.

(h) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or association and a government or any department or agency thereof.

(i) “Principal Market” means The Nasdaq National Market (“NASDAQ”) or if the Common Stock is not traded on NASDAQ, then the principal securities exchange or trading market for the Common Stock.

(j) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(k) “Stockholder Rejection Date” means the date of a special meeting of the Company’s stockholders at which a quorum is present either in person or by proxy for the conduct of business thereof, if, and only if, the Company’s stockholders vote to not approve the Company’s issuance of its 6% Convertible Senior Secured Notes due 2009 and the terms and conditions thereof and of the Convertible Notes Indenture, including without limitation, the conversion of such notes into the number of shares of Common Stock into which such notes are convertible pursuant to the Convertible Notes Indenture, at such stockholders’ meeting.

(l) “Termination Time” has the meaning set forth in Section 3(a) hereof.

(m) “Trading Day” shall mean (x) a day on which the Principal Market is open for business or (y) if the applicable security is not so listed on a Principal Market or admitted for trading or quotation, a Business Day.

(n) “Warrant” means this Warrant and each other warrant to purchase shares of Common Stock issued pursuant to the Securities Purchase Agreement and all warrants issued in exchange, transfer or replacement thereof.

(o) “Warrant Shares” means all shares of Common Stock issuable upon exercise of the Warrants.

Section 2. Exercise of Warrant.

(a) Subject to the terms and conditions hereof, including the early termination of this Warrant pursuant to Section 3 of this Warrant, this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole only and not in part, at any time from and after the earlier of (x) the opening of business on the date next succeeding the Stockholder Rejection Date and (y) the tenth day prior to the consummation of an Extraordinary Transaction of any type described in clauses (ii), (iii), or (iv) of Section 10 hereof announced by the Company (but subject to the consummation thereof), and prior to the Termination Time by (i) delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto or a reasonable facsimile thereof (the “Exercise Notice”), to the Company at the principal corporate office of the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) and to the Company’s designated transfer agent (the “Transfer Agent”), of such holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) (A) payment to the Company of an amount equal to the Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or delivery of a certified check or bank draft payable to the order of the Company or wire transfer of immediately available funds or (B) notification to the Company at the principal corporate office of the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) and to the Transfer Agent that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 2(d) of this Warrant), and (iii) the surrender of this Warrant to a common carrier for overnight delivery to the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) as soon as practicable following such date (or an indemnification undertaking or other form of security reasonably satisfactory to the Company with respect to this Warrant in the case of its loss, theft or destruction, or an affidavit of lost Warrant, in accordance with Section 11); provided, however, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 8 of this Warrant shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the Company shall use its best efforts on or before the third Business Day, but in no event later than the fifth Business Day (the “Warrant Share Delivery Date”) following the date of receipt by the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) of the Exercise Notice, the Aggregate Exercise Price (or notice of

Cashless Exercise) and this Warrant (or an indemnification undertaking or other form of security reasonably satisfactory to the Company with respect to this Warrant in the case of its loss, theft or destruction, or an affidavit of lost Warrant, in accordance with Section 11) (the “Exercise Delivery Documents”), (A) in the case of a public resale of such Warrant Shares, at the holder’s request, to credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission system or (B) to issue and deliver to the address as specified in the Exercise Notice, a certificate or certificates in such denominations as may be requested by the holder in the Exercise Notice, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled upon such exercise. Upon delivery of the Exercise Delivery Documents, the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of this Warrant as required by clause (iii) above or the certificates evidencing such Warrant Shares. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determination or arithmetic calculation to the holder via facsimile within two (2) Business Days after receipt of the holder’s Exercise Notice. If the holder and the Company are unable to agree upon the determination of the Exercise Price or arithmetic calculation of the number of Warrant Shares within two (2) Business Days of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Exercise Price or the Closing Price (as defined in Section 9(f) of this Warrant) to an independent, reputable investment banking firm selected jointly by the Company and the holder or (ii) the disputed arithmetic calculation of the number of Warrant Shares to its independent, outside auditor. The Company shall cause the investment banking firm or the auditor, as the case may be, to perform the determination or calculation and notify the Company and the holder of the results no later than ten (10) Business Days from the time it receives the disputed determination or calculation. Such investment banking firm’s or auditor’s determination or calculation, as the case may be, shall be deemed final, binding and conclusive absent manifest error. All fees and expenses of such determinations shall be borne solely by the Company. Notwithstanding anything to the contrary contained in this Warrant, if the holder elects to exercise this Warrant at any time before the opening of business on the day next succeeding the Stockholder Rejection Date, but during the ten day period described in Section 2(a)(y), then the holder shall not be deemed to have exercised this Warrant until the time immediately preceding the consummation of the applicable Extraordinary Transaction. If such Extraordinary Transaction is not consummated or is abandoned, then the holder shall not be deemed to have exercised this Warrant and shall not be entitled to receive any shares of Common Stock and the Company shall refund to such holder any amounts actually delivered on account of the Aggregate Exercise Price and shall return to the holder all other Exercise Delivery Documents received by the Company from or on behalf of such holder.

(b) Notwithstanding anything contained in this Warrant to the contrary, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant or to distribute certificates which evidence such fractional shares. If more than one Warrant shall be presented for exercise at the same time by the same holder, the number of full shares of Common Stock which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of all Warrants so presented. In lieu of any fractional shares, the Company shall pay to the holder an amount of cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this Section 2(b), the current market value of a share of Common Stock shall be the Closing Price of a share of Common Stock for the Trading Day immediately prior to the date of such exercise or, if not listed on a Principal Market, as determined in good faith by a majority of the Company’s Board of Directors, whose determination shall be final, binding and conclusive.

(c) If the Company shall fail for any reason or for no reason (except in the case of a dispute as to the Exercise Price or the Closing Price which is being resolved in accordance with Section 2(a) of this Warrant) to issue to the holder within five (5) Business Days of receipt of the Exercise Delivery Documents, a certificate for the number of shares of Common Stock to which the holder is entitled or to credit the holder’s or its designee’s balance account with DTC, in accordance with Section 2 of this Warrant, for such number of shares of Common Stock to which the holder is entitled upon the holder’s exercise of this Warrant, the Company shall, in addition to any other remedies under this Warrant or the Securities Purchase Agreement or otherwise available to such holder, including any indemnification under Section 8 of the Securities Purchase Agreement, pay as additional damages in cash to such holder on each day after the Warrant Share Delivery Date if such exercise is not timely effected an amount equal to one-half percent (0.5%) per month multiplied by the product of (I) the number of shares of Common Stock not issued to the holder on or prior to the Warrant Share Delivery Date and to which such holder is entitled and (II) the Closing Price of the Common Stock on the Warrant Share Delivery Date, provided that if the Common Stock is not listed on a Principal Market, then the Closing Price shall be as determined in good faith by a majority of the Company’s Board of Directors, whose determination shall be final, binding and conclusive.

(d) Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, at its election, exercised in its sole discretion, in lieu of making the cash payment otherwise contemplated to be made to the Company upon its exercise of this Warrant in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number	=	(A x B) - (A x C)
B

For purposes of the foregoing formula:

A=	the total number of shares with respect to which this Warrant is then being exercised.
B=	the Closing Price of the Common Stock on the Trading Day immediately preceding the date of the Exercise Notice.
C=	the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

Section 3. Date; Duration; Mandatory Exchange; Redemption and Cancellation.

(a) The date of this Warrant is October 18, 2004 (the “Warrant Date”). This Warrant, in all events, shall be wholly void and of no effect at and after the first to occur of (i) 5:00 pm, Eastern Standard Time, on the Expiration Date; (ii) the Effective Exchange Time; (iii) the redemption of the Bridge Notes pursuant to Section 3.4 of the Bridge Notes Indenture; and (iv) the time immediately following the consummation of an Extraordinary Transaction of any type described in clauses (ii), (iii) or (iv) of Section 10 hereof so long as notice to the holder of such Extraordinary Transaction was properly given in accordance with Section 9 hereof (or waived by such holder) (as applicable, the “Termination Time”), except that notwithstanding any other provisions hereof, the provisions of Section 8(c) of this Warrant shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

(b) This Warrant shall automatically and without any further action required on the part of the Company (x) be deemed to have been exchanged, together with all Bridge Notes held by the holder of this Warrant, for 6% Convertible Senior Secured Notes due 2009 having an original principal amount equal to the then outstanding principal amount of such Bridge Notes at the Effective Exchange Time and (y) be deemed to have been redeemed, together with all Bridge Notes held by the holder of this Warrant, upon the redemption of such Bridge Notes pursuant to Section 3.4 of the Bridge Notes Indenture. Upon (i) the issuance of the 6% Convertible Senior Secured Notes due 2009 to or for the benefit of the holder of this Warrant or (ii) the redemption of the Bridge Notes pursuant to Section 3.4, as applicable, this Warrant shall be automatically cancelled. At the Effective Exchange Time or the Mandatory Redemption Date (as defined in the Bridge Notes Indenture), as applicable, or as soon as practicable thereafter, the holder of this Warrant shall surrender to the Company for cancellation this Warrant. Failure to deliver this Warrant shall not affect its automatic cancellation.

Section 4. Covenants as to Common Stock. The Company hereby covenants and agrees as follows:

(a) Issuance of Warrants and Warrant Shares. This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will, upon issuance, be, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof, and shall not be subject to preemptive rights or other similar rights of shareholders of the Company. All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance and payment hereof or Cashless Exercise in accordance with the terms hereof, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by or through the Company with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

(b) Certain Actions. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of

Common Stock issuable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) will take all such actions as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (iii) will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company’s Articles of Incorporation and available for the purpose of issue upon such exercise.

(c) Obligations Binding on Successors. This Warrant will be binding upon any entity succeeding to the Company in one or a series of transactions by merger, consolidation or acquisition of all or substantially all of the Company’s assets or other similar transactions.

(d) Reservation of Shares. During the period within which the rights represented by this Warrant may be exercised, the Company will take all actions reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the number of shares of Common Stock needed to provide for the issuance of the Warrant Shares upon exercise of all of the Warrants without regard to any limitations on exercise.

Section 5. Taxes.

(a) The Company shall pay any and all documentary, stamp, transfer and other similar taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

(b) Notwithstanding any other provision of this Warrant, the Securities Purchase Agreement or the Registration Rights Agreement, for income tax purposes, any assignee or transferee shall agree that the Company and the Company’s Transfer Agent shall be permitted to withhold from any amounts payable to such assignee or transferee any taxes required by law to be withheld from such amounts. Unless exempt from the obligation to do so, each assignee or transferee shall execute and deliver to the Company or the Transfer Agent, as applicable, a properly completed Form W-8 or W-9, indicating that such assignee or transferee is not subject to back-up withholding for United States Federal income tax purposes. Each assignee or transferee that does not deliver such a form pursuant to the preceding sentence shall have the burden of proving to the Company’s reasonable satisfaction that it is exempt from such requirement.

Section 6. Warrant Holder Not Deemed a Shareholder. Except as otherwise specifically provided herein, prior to the exercise of the Warrants represented hereby, the holder of this Warrant shall not be entitled, as such, to any rights of a shareholder of the Company, including, without limitation, the right to vote or to consent to any action of the shareholders of the Company, to receive dividends or other distributions, or to receive any notice of meetings of shareholders of the Company, and shall not be entitled to receive any notice of any proceedings of the Company. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

Section 7. Compliance with Securities Laws.

(a) The initial holder of this Warrant and each subsequent holder of this Warrant which acquires this Warrant in any transfer other than a transfer pursuant to an effective registration statement under the Securities Act, by the acceptance hereof, represents and warrants that (i) it is acquiring this Warrant and (ii) upon exercise of this Warrant will acquire the Warrant Shares then issuable upon exercise thereof, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. Each holder of this Warrant which acquires this Warrant in any transfer other than a transfer pursuant to an effective registration statement under the Securities Act, further represents, by acceptance hereof, that, as of the date of such acceptance, such holder is either a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act and was not organized for the specific purpose of acquiring the Warrants or Warrant Shares.

(b) This Warrant and all the Warrant Shares issued upon exercise hereof shall, until the expiration of the holding period applicable to sales of the Warrants or the Warrant Shares, as the case may be, under Rule 144(k) under the Securities Act (or any successor provision), any certificate evidencing Warrants or Warrant Shares, as the case may be (and all securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE SECURITIES (OR THEIR PREDECESSORS) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT, AND THE SECURITIES EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH

REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THE SECURITIES EVIDENCED HEREBY AGREES FOR THE BENEFIT OF VIROPHARMA INCORPORATED (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (A) (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (2) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a) (1), (2), (3) OR (7) OF THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”)) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE COMPANY A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE COMPANY) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (3) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (B) TO VIROPHARMA INCORPORATED OR ANY SUBSIDIARY THEREOF, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

IN CONNECTION WITH ANY TRANSFER OF THE SECURITIES REPRESENTED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF SUCH SECURITIES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE COMPANY. ADDITIONALLY THE PROPOSED TRANSFEREE MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

The legends set forth above shall be removed and the Company shall issue or cause to be issued a new Warrant or Warrants(s) of like tenor and exercisable for the same number of Warrant Shares, or a certificate or certificate(s) representing Warrant Shares, as appropriate, without such legends to the holder of the Warrant or Warrant Shares upon which it is stamped, (i) if such Warrant(s) or Warrant Shares are registered for resale under the Securities Act and are transferred or sold pursuant to such registration, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the Warrants(s) or Warrant Shares may be made without registration under the Securities Act, or (iii) upon expiration of the two (2)-year period under Rule 144(k) of the Securities Act (or any successor rule) if the holder of the Warrant(s) or the Warrant Shares has not been an “affiliate” (as defined in Rule 501(b) of Regulation D under the Securities Act) during the preceding three (3) months. In the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year or three-month periods under Rule 144(k) (or the corresponding periods under any successor rule), the reference(s) in the preceding sentence shall be deemed for all purposes of this Agreement to be references to such changed period or periods, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws.

Section 8. Ownership and Transfer.

(a) The Company shall maintain or cause to be maintained a register for this Warrant (the “Warrant Register”), containing the record name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the Person in whose name any Warrant is registered on the Warrant Register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant. The Company may appoint an agent for the purpose of maintaining the Warrant Register, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, may be made at the office of such agent. In the event the Company so appoints such an agent, the Company shall send written notice to the holder of this Warrant of such appointment, the name of the agent and the address of the office at which the Warrant Register will be maintained.

(b) This Warrant and all rights hereunder shall be assignable and transferable by the holder (x) at any time prior to the Stockholder Rejection Date, only to a transferee of such holder’s Bridge Notes at a rate of 80 Warrant Shares for each $1,000 in principal amount of Bridge Notes transferred, and (y) at any time after the Stockholder Rejection Date, to any transferee, in either case, without the consent of the Company upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit B attached hereto) at the principal corporate office of the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) if: (i) such holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such rights are being transferred or assigned; (iii) immediately following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; (iv) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement and this Warrant; and (v) such transfer shall have been conducted in accordance with all applicable federal and state securities laws. By accepting the transfer or assignment of all or any portion of this Warrant, the transferee agrees to be bound by all of the provisions of this Warrant.

(c) The Company is obligated to register this Warrant and the Warrant Shares for resale under the Securities Act pursuant to the Registration Rights Agreement. This Warrant and the Warrant Shares shall constitute Registrable Securities (as such term is defined in the Registration

Rights Agreement) for so long as provided in the Registration Rights Agreement. Each holder of this Warrant shall be entitled to all of the benefits afforded to a holder of any such Registrable Securities under the Registration Rights Agreement and such holder, by its acceptance of this Warrant, agrees and shall agree to be bound by and to comply with the terms and conditions of the Registration Rights Agreement applicable to such holder as a holder of such Registrable Securities.

Section 9. Adjustment of Exercise Price and Number of Shares Issuable. The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 9.

(a) In case the Company shall hereafter pay a dividend in shares of Common Stock, or make a distribution of shares of Common Stock, to all holders of the outstanding Common Stock, the Exercise Price in effect at the opening of business on the date following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for determination of the shareholders of record entitled to receive such dividend or distribution, whether such date is fixed by the Company’s Board of Directors or by statute, contract or otherwise (the “Record Date”), and (ii) the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction in the Exercise Price to become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this Section 9(a) of this Warrant is declared but not so paid or made, the Exercise Price shall again be adjusted to the Exercise Price which would then be in effect if such dividend or distribution had not been declared.

(b) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

(c) No adjustment in the Exercise Price shall be required under this Section 9 unless the aggregate of all such adjustments would require an increase or decrease of at least one percent (1%) in the Exercise Price; provided, however, that any adjustments which by reason of this Section 9(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 9 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the par value of the Common Stock.

(d) Notice to Holders of Warrants Prior to Certain Actions. In case:

1. the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Exercise Price pursuant to this Section 9; or

2. the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

3. of any Extraordinary Transaction; or

4. of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall mail or cause to be mailed to the holder at such address appearing in the Warrant Register as promptly as possible but in any event at least five (5) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. In addition, whenever the Exercise Price is adjusted as provided in this Section 9, the Company shall prepare a notice of such adjustment of the Exercise Price setting forth the adjusted Exercise Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Exercise Price to the holder of each Warrant at his last address in the Warrant Register within twenty (20) days of the effective date of such adjustment. Failure to deliver such notice shall not effect the legality or validity of any such adjustment.

(e) In any case in which this Section 9 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fractions of shares of Common Stock pursuant to Section 2(c) of this Warrant.

(f) For purposes of this Section 9, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

(g) Upon each adjustment of the Exercise Price pursuant to this Section 9, each Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share) obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of the Warrant by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment. The adjustment pursuant to this Section 9(m) to the number of shares of Common Stock purchasable upon exercise of a Warrant shall be made each time an adjustment of the Exercise Price is made pursuant to this Section 9 (or would be made but for Section 9(k) of this Warrant).

Section 10. Extraordinary Event Defined. The occurrence of any of the following events is referred to herein as an “Extraordinary Transaction”: (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Company with another person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock (other than as a result of a change in name, a change in par value or a change in the jurisdiction of incorporation), (iii) any statutory exchange, as a result of which holders of Common Stock generally shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iv) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock.

Section 11. Lost, Stolen, Mutilated or Destroyed Warrants. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking or other form of security reasonably acceptable to the Company (or in the case of a mutilated Warrant, the Warrant), cause the Warrant Agent to issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. In every case, the applicant for a replacement Warrant shall furnish to the Company such security or indemnity as may be required by the Company to save it harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company evidence to its satisfaction of the destruction, loss or theft of the applicant’s Warrant and of the ownership thereof. Upon the issuance of any replacement Warrant, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

Section 12. Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile; or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. If notice is to be sent to the Company, the holder shall use its reasonable best efforts to provide additional copies to the individuals listed below; provided, however, that the failure of such holder to send such additional copies shall in no way limit the effectiveness of any notice sent to the Company as provided for below. The addresses and facsimile numbers for such communications shall be:

If to the Company:

ViroPharma Incorporated

397 Eagleview Boulevard

Exton, Pennsylvania 19341

Telephone: 610-458-7300

Facsimile: 610-458-7380

Attention: General Counsel

with a copy to:

Pepper Hamilton LLP

400 Berwyn Park

899 Cassatt Road

Berwyn, Pennsylvania 19312-1183

Telephone: 610-640-7825

Facsimile: 610-640-7835

Attention: Jeffrey P. Libson

If to the Transfer Agent:

StockTrans, Inc.

44 West Lancaster Avenue

Ardmore, Pennsylvania 19003

Telephone: 610-649-7300

Facsimile: 610-649-7302

Attention: Bob Winterle, AVP Operations

If to a holder of this Warrant, to it at the address and facsimile number set forth on the Schedule of Buyers to the Securities Purchase Agreement, with copies to such holder’s representatives as set forth on such Schedule of Buyers, or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant. Each party shall provide five days’ prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

Section 13. Amendments. This Warrant and any term hereof may be amended, changed, waived, discharged, or terminated only by an instrument in writing signed by the Company and the holder of this Warrant; provided, that any term in either of Section 3(b) or Section 4 or both may be amended, changed, waived, discharged or terminated by an instrument in writing signed by the Company and holders of a majority of Warrant Shares represented by all Warrants. Such amendment, change, waiver, discharge or termination shall be binding on the Company and all of the Warrant holder’s assignees and transferees. No waivers of any term, condition or provision of this Warrant in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, condition or provision.

Section 14. Governing Law; Jurisdiction; Waiver of Jury Trial. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant in that jurisdiction or the validity or enforceability of any provision of this Warrant in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

Section 15. Descriptive Headings. The headings of this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of day and year first above written.

“COMPANY”

VIROPHARMA INCORPORATED

By:	/s/ Michel de Rosen
Its:	Chief Executive Officer

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EXHIBIT A TO WARRANT

FORM OF EXERCISE NOTICE

The undersigned holder hereby exercises the right to purchase                      shares of Common Stock (“Warrant Shares”) of ViroPharma Incorporated, a Delaware corporation (the “Company”), evidenced by the attached Warrant (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The holder intends that payment of the Exercise Price shall be made as:

                         “Cash Exercise” with respect to                  Warrant Shares; and/or

                         “Cashless Exercise” with respect to                  Warrant Shares (to the extent permitted by the terms of the Warrant).

2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the sum of $                     to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The holder of this warrant has sold or will sell the shares of common stock issuable pursuant to this Notice pursuant to a registration statement or an exemption from registration under the Securities Act of 1933, as amended.

4. Private Placement Representations. The holder of this Warrant confirms the continuing validity of, and reaffirms as of the date hereof, its representations and warranties set forth in Section 7 of the Warrant.

Date: ,

Name of Registered Holder	Tax ID of Registered Holder
(if applicable)

By:
Its:

A-1

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs [StockTrans, Inc.] to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated [                    ] [    ], 2004 from the Company and acknowledged and agreed to by[                                         ].

VIROPHARMA INCORPORATED

By:
Its:

A-2

EXHIBIT B TO WARRANT

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to                     , Federal Identification No.                 , a warrant to purchase                      shares of the capital stock of ViroPharma Incorporated, a Delaware corporation, represented by warrant certificate no.             , standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint                                 , attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

In connection with any transfer of the warrants prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities Act), the undersigned confirms as follows:

(1) that such warrants are being transferred:

☐	To ViroPharma Incorporated or a subsidiary thereof; or

☐	Inside the United States to a Qualified Institutional Buyer pursuant to and in compliance with the Securities Act of 1933, as amended; or

☐	Inside the United States to an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

☐	Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended;

and unless the box below is checked, the undersigned confirms that such warrants are not being transferred to an “affiliate” of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an “Affiliate”).

☐	The transferee is an Affiliate of the Company.

and

(2) if the transfer is occurring prior to the Stockholder Rejection Date, that such transfer is being made in conjunction with the undersigned’s transfer of Bridge Notes at a rate of 80 Warrant Shares for each $1,000 in principal amount of Bridge Notes transferred.

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Dated:                     , 200

By:
Its:

Taxpayer I.D. No. or Soc. Sec. No:

Address:

Name in which new Warrant(s) should be registered:

Right to Purchase No. of Shares of Common Stock:

Name:

Taxpayer I.D. No. or Soc. Sec. No:

Address:

The balance of the attached Warrant not so transferred shall be returned to the transferor in the form of a new Warrant reflecting such reduced amount.

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